UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 8, 2004

EZENIA! INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-25882	04-3114212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

154 Middlesex Turnpike, Burlington, MA 01803
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (781) 505-2100

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits.

99.1                           Ezenia! Inc. Press Release, dated March 8, 2004.

Item 12.  Results of Operations and Financial Condition.

Ezenia! Inc. issued a press release, dated March 8, 2004, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced financial results for the fourth quarter and full year ended December 31, 2003.  This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZENIA! INC.

Dated: March 8, 2004	By:	/s/ Khoa D. Nguyen

Khoa D. Nguyen

Chief Executive Officer and Chief Financial Officer

(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Ezenia! Inc. Press Release, dated March 8, 2004.